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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported)   June 13, 1997
                                                    -------------



                          BOSTON LIFE SCIENCES, INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                             0-6533                 87-0277826
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(State or other jurisdiction of             (Commission   (I.R.S. Employer Identification No.)
  incorporation or organization)              File No.)

31 Newbury Street, Suite 300
Boston, Massachusetts                                                    02116
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(Address of principal executive offices)                               Zip Code
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Registrant's telephone number, including area code  (617)  425-0200
                                                    ---------------
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Item 5.     Other Events.
            -------------

On June 13, 1997, Boston Life Sciences, Inc. announced that the U.S. Patent and
Trademark Office had issued notices of allowance for several claims within two separate patent applications which had previously been licensed to BLSI by Children's Hospital of Boston, MA. The allowed claims within these patents cover the use of Troponin I to treat angiogenic conditions, and the composition of its licensed Central Nervous System (CNS) growth factor.

BLSI is engaged in the research and development of novel treatments for cancer, autoimmune diseases, and central nervous system disorders.


Item 7.     Exhibits.
            --------

     The following Exhibits are filed as part of this report on Form 8-K:

     99.1      Press Release, dated June 13, 1997.
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                         BOSTON LIFE SCIENCES, INC.

Dated:  June 18, 1997    By:/s/  Joseph Hernon
                            ------------------
                            Joseph Hernon
                            Chief Financial Officer
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                          BOSTON LIFE SCIENCES, INC.

                          CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.                                             Page
-----------                                             ----

99.1           Press Release, dated June 13, 1997         5